Subsequent events	12 Months Ended
Dec. 31, 2025
Disclosure of non-adjusting events after reporting period [abstract]
Subsequent events	30Subsequent events
On January 15, 2026, Philips completed the acquisition of SpectraWAVE, Inc., a US-based innovator in
Enhanced Vascular Imaging (EVI) of coronary arteries, angiography-based physiology assessments, and the use of AI in medical imaging. The acquisition forms part of Philips’ Diagnosis & Treatment segment and complements its intravascular imaging and physiology portfolio. The purchase price involved an upfront amount of USD 265 million, which was paid from available cash on hand, and contingent consideration. Due to the recent closing date, additional IFRS disclosures cannot be made until the initial accounting for the business combination has been completed.